SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future
www.SIREethanol.com



2013 Annual Meeting
Fiscal year 2012 in review

FORWARD-LOOKING STATEMENTS AND DISCLAIMER

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are made in good faith by Southwest Iowa Renewable Energy, LLC ("SIRE," "us" or "we") and are identified by including terms such as "may," "will," "should," "expects," "anticipates," "estimates," "plans," or similar language. In connection with these safe-harbor provisions, SIRE has identified in its Annual Report on Form 10-K and its other filings with the SEC, important factors that could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of SIRE, including, without limitation, the risk and nature of our business and the effects of general economic conditions on us. We may experience significant fluctuations in future operating results due to a number of economic conditions, including, but not limited to, competition in the ethanol industry, commodity market risks, financial market risks, counter-party risks, and risks associated with changes to federal policy or regulation. The cautionary statements in this presentation expressly qualify all of SIRE's forward-looking statements. The forward-looking statements contained in this presentation are included in the safe harbor protection provided by Section 27A of the Securities Act of 1933. SIRE further cautions that such factors are not exhaustive or exclusive. SIRE does not undertake to update any forward-looking statement which may be made from time to time by or on behalf of SIRE unless an update is required by applicable securities laws.

Fiscal Year 2012 Objectives

1. Continue to reduce debt and improve cash liquidity
2. Lower the cost of production of a gallon of ethanol
   - Increase Production to 125MM gallons/year
   - Reduce energy and chemical costs
   - Reduce fixed costs v FY 2011
3. Meet the safety goals set for the plant
4. Improve communication with members using the website for SIRE information
5. Make a profit and pay a distribution

SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future

Fiscal Year End 2012

- SIRE bought 43.6MM bushels corn
  - *Total - $291MM ($6.68 / bu)*
- SIRE sold 122.6MM gallons ethanol
- SIRE sold 404,531 tons of DG

SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future

Ethanol Production

In Millions


140
120
100
80
60
40
20
-
111
116
122
24
9/30/10
9/30/11
9/30/12
12/31/12

SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future

Corn Oil Production

In Millions of Pounds


30
25
20
15
10
5
-
27
12
6
9/30/11
9/30/12
12/31/12

SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future



SIRE
SAFETY
R.O.C.K.S.
Remember Our Commitment to Keep Safe
Focus Behaviors
Eye Protection
Hand Protection
Fall Protection

SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future

Total Days Without a Lost Time Day Accident

1237 Days

SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future

Safety Programs Offered

- Process Safety Management (PSM)
- Monthly Safety Committee Meetings
- ERI Training and Testing
- Monthly All-Staff Training Meetings
- Lock Out Tag Out
- Confined Space
- Hot Works
- Iowa Renewable Fuel Safety Training
- Process Hazard Analysis (PHA)
- Risk Management Plan (RMP)
- Star 12 OSHA Update Training
- Local Emergency Planning Committee (LEPC)

SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future

Kristi Harrington and Stephanie Utterback
Grain Accounting



SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future

Governor Branstad Visited SIRE 4/18/2012



SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future

Effective 3/1/2013 SIRE is a Smoke Free Plant



DANGER
No Smoking on Site
SIRE
SMOKE FREE FACILITY

SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future


SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future
SIRE, LLC Online Offer Center
TELVENT
CBOT

SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future

Remember, the SIRE newsletter has gone paperless.

Please sign up to receive it by email.

It will also be posted on our website,

www.sireethanol.com

SIRE

Southwest Iowa Renewable Energy LLC

Farmers Fueling Our Future

www.SIREethanol.com

Name: ______________________________

Address: ______________________________

____

Home Phone: ______________________________

Cell Phone: ______________________________

Work Phone: ______________________________

Email: ______________________________

Winter Address: ______________________________

(If Applicable) ______________________________

SIRE

Southwest Iowa Renewable Energy

Farmers Fueling Our Future

www.SIREethanol.com

SIRE

Southwest Iowa Renewable Energy LLC

Farmers Fueling Our Future

www.SIREethanol.com

Financial Summary

March, 2013

Operational Information

	YE 9/30/10	YE 9/30/11	YE 9/30/12	Q1 12/31/12
Gallons Sold (millions)	110.8	114.5	122.6	24.6
Avg Price/Gallon	$1.58	$2.36	$2.26	$2.24
Gallons Produced (Denatured) (millions)	110.6	115.7	121.6	24.3
Bushels Ground (millions)	39.7	40.8	43.6	8.6
Average Price/Bushel	$3.55	$6.49	$6.68	$7.49
Total Cost of Corn	$140.9	$264.7	$291.2	$64.2
Yield (Ethanol/Bushel)	2.79	2.84	2.79	2.83

SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future

Financial Highlights

($000s)

	YE 9/30/10	YE 9/30/11	YE 9/30/12	Q1 12/31/12
Revenue	$207.8	$333.1	$362.9	$74.3
Cost of Corn	$140.9	$264.7	$291.2	$64.2
Crush Margin	$67.0	$68.4	$71.6	$10.1
Production Expenses	$63.0	$62.4	$60.6	$13.6
Gross Margin	$4.8	$11.5	$13.1	$(5.3)
G&A	$4.5	$4.4	$4.5	$1.1

SIRE

Southwest Iowa Renewable Energy
Farmers Fueling Our Future

Financial Highlights

($000s)

	YE 9/30/10	YE 9/30/11	YE 9/30/12	Q1 12/31/12
EBITDA	$19.5	$20.7	$20.9	$(3.3)
Depreciation & Amortization	$19.2	$13.5	$11.4	$3.0
Interest Expense	$9.3	$9.9	$10.2	$2.4
Net (Loss)	$(9.0)	$(2.7)	$(0.7)	$(8.7)
Bank Debt	$105.4	$93.4	$79.0	$75.7
Bank Debt - Repayment	$2.9	$12.0	$14.4	$3.3

SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future

Financial Highlights

($/gallon sold)

	YE 9/30/10	YE 9/30/11	YE 9/30/12	Q1 12/31/12
Revenue	$1.88	$2.91	$2.96	$3.02
Cost of Corn	$1.26	$2.26	$2.49	$2.69
Crush Margin	$0.61	$0.65	$0.47	$0.34
Production Expenses	$0.57	$0.55	$0.49	$0.55
Gross Margin	$0.04	$0.10	$0.11	$(0.21)
G&A	$0.04	$0.04	$0.04	$0.04

SIRE

Southwest Iowa Renewable Energy

Farmers Fueling Our Future

Financial Highlights

($/gallon sold)

	YE 9/30/10	YE 9/30/11	YE 9/30/12	Q1 12/31/12
EBITDA	$0.18	$0.18	$0.17	$(0.14)
Depreciation & Amortization	$0.17	$0.12	$0.09	$0.12
Interest Expense	$0.08	$0.09	$0.08	$0.10
Net (Loss)	$(0.08)	$(0.02)	$(0.01)	$(0.35)
Bank Debt/Gallon Capacity	$0.96	$0.81	$0.63	$0.61

SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future

Liquidity

In Millions $


$35
$30
$25
$20
$15
$10
$5
$-
$19
$30
$22
$18
9/30/10
9/30/11
9/30/12
12/31/12

SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future

Bank Debt

In Millions $


$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
$105.37
$93.35
$78.99
$75.67
9/30/10
9/30/11
9/30/12
12/31/12

SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future

Meet the Merchandising Team

Kristan Barta


SIRE

Dustin Ploeger





Channing Batz

SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future

Corn

- Grind – 100,000 – 130,000 bu/day
- Storage space – 1 million bushes
- At full grind we have about 7.5 days of storage
- We offer many different marketing programs for your corn
  - Basis
  - HTA – Hedge to Arrive
  - Deferred pricing
  - Alliance Advantage
  - Picked up off the farm

SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future

Corn

- We offer split contracts, deferred payments, trucker freight deductions
- We have quick unload with top of the line equipment and a great crew at SIRE
- We strive to make selling and delivering corn to us a GREAT experience!!

Coproducts



- We make approximately 1,000 tons per day of distiller coproducts.
- DDG feeds cattle, hogs, poultry, goats, fish, etc.
- We ship DDG from SIRE nearly all over the US and export to China and Mexico via railcars, trucks or containers.

SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future

WDG – Wet Distillers Grain

Our customer base has continued to grow as more feeders try wet distillers grains and like its:

Consistency

Digestibility

Value as a feed source

SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future

Wet Feed Moisture Levels


Moisture %
91
81
71
61
51
41
31
21
11
1
1/26/2013
1/28/2013
1/30/2013
2/1/2013
2/3/2013
2/5/2013
2/7/2013
2/9/2013
2/11/2013
2/13/2013
2/15/2013
2/17/2013
2/19/2013
2/21/2013
2/23/2013
2/25/2013
2/27/2013
3/1/2013
3/3/2013
3/5/2013
3/7/2013
3/9/2013
Moisture %

SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future

Syrup

Syrup is a liquid product with many different uses. We will deliver syrup to your tanks, or spray it onto your silage piles, hay bales, etc.

We also offer totes of syrup if you are looking for a smaller option and don't have a tank set up.

Crude Protein, not less than	5%
Crude Fat, not less than	2%
Dry Matter, not more than	45%

SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future

All Products Can Be Bought Direct!!

Common Misconception:
You can only buy thru a broker – this is not true!!

We have many different options to make it easy for you to use co products from **SIRE**.

We Offer:
fob or delivered contracts
no minimum volumes
load syrup and wet feed 24/7
you can contract with us on spot or forward contracts

We prefer to sell direct to the end user like you!!

SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future

Focus for 2013

- Operate Profitably
  - Operate Safely
  - Manage Risk
  - Low Cost Producer
    - Yield
    - Energy
    - Chemicals
  - Manage Expenses
  - Operate Plant at High Volume when margins allow
  - Continue to pay down debt and lower debt per gallon of capacity
- Plan for 2014
- Questions?